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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                                  IOMED, INC.
             (Exact name of registrant as specified in its charter)

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UTAH                                                           87-0441272
(State of incorporation)                                    (I.R.S. Employer
                                                           Identification No.)
                              3385 WEST 1820 SOUTH
                           SALT LAKE CITY, UTAH 84104
                    (Address of principal executive offices)

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     Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                    Name of each exchange on which
          to be so registered                    each class is to be registered
          -------------------                    ------------------------------

COMMON SHARES, NO PAR VALUE PER SHARE               AMERICAN STOCK EXCHANGE

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.   [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.   [ ]

     Securities Act registration statement file number to which this form
relates:   333-37159

     Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of class)




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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

        ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Registrant incorporates by reference the description of Registrant's Common Shares, no par value, set forth in Registrant's Registration Statement on Form S-1 (File number 333-37159) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on October 3, 1997, as amended (the "Registration Statement), under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale."

        ITEM 2.  EXHIBITS.

                Exhibit No.     Description of Exhibit
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                    1.          Articles of Incorporation of Registrant
                                (Incorporated by reference to Exhibit 3.1 of the Registration Statement).

                    2. Bylaws of Registrant (Incorporated by reference to Exhibit 3.2 of the Registration Statement).

                    3. Specimen Common Share Certificate of Registrant (Incorporated by reference to Exhibit 4.1 of the Registration Statement).


                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                IOMED, Inc.


                                                /s/ Robert J. Lollini
                                                -----------------------------
                                                Robert J. Lollini
                                                Secretary

        Dated: April 17, 1998



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